EXHIBIT 10.20

FIRST AMENDMENT TO

SEVERANCE AND CHANGE IN CONTROL AGREEMENT

(as Amended and Restated as of March 14, 2011)

THIS FIRST AMENDMENT TO SEVERANCE AND CHANGE IN CONTROL AGREEMENT (this “First Amendment”), is made as of November 29, 2012, by and between STEC, Inc. (the “Company”), and Manouch Moshayedi (the “Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Severance and Change in Control Agreement (as defined below).

RECITALS

A.	The Company and the Executive have entered into a Severance and Change In Control Agreement dated February 22, 2010, amended and restated as of November 18, 2010, and amended and restated further as of March 14, 2011 (the “Severance and Change in Control Agreement”).

B.	The parties hereto wish to amend certain terms of the Severance and Change in Control Agreement.

AMENDMENT

The parties hereto hereby amend the Severance and Change in Control Agreement as follows, effective as of December 1, 2012.

1.        The first paragraph of the Recitals to the Agreement shall be deleted and replaced in its entirety with the following:

“WHEREAS, the Executive currently serves as Founder of the Company;”

2.        Section 1.13(f). Section 1.13(f) of the Severance and Change in Control Agreement is hereby deleted and replaced in its entirety with the following:

“a material reduction in the Executive’s base salary following December 1, 2012.”

3.        Section 1.13. The final paragraph of Section 1.13 of the Severance and Change in Control Agreement is hereby amended by adding the following to the end of such paragraph:

“In addition, Executive acknowledges and agrees that the reduction in the Executive’s base salary on December 1, 2012 shall not constitute “Good Reason” for purposes of the Severance and Change in Control Agreement or this First Amendment.”

4.        Section 1.14. Section 1.14 of the Severance and Change in Control Agreement is hereby deleted and replaced in its entirety with the following:

“Monthly Base Salary” means the greater of Executive’s (a) annual base salary in effect as of November 30, 2012 or (b) Executive’s Annual Base Salary, in each case divided by twelve (12).”

5.        This First Amendment shall be and, as of its effectiveness, is hereby incorporated in and forms a part of, the Severance and Change in Control Agreement.

6.        Except as expressly provided herein, all terms and conditions of the Severance and Change in Control Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

STEC, INC.

By:	/s/ Raymond D. Cook
Raymond D. Cook
Chief Financial Officer

EXECUTIVE

/s/ Manouch Moshayedi
Manouch Moshayedi